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                                                                EXHIBIT 10.29(c)

                      THIRD AMENDMENT TO CREDIT AGREEMENT


                 THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of August 31, 1995 (this "Amendment"), is among CMS NOMECO OIL & GAS CO., a Michigan corporation (the "Company"), the banks set forth on the signature pages hereof (collectively, the "Banks") and NBD BANK, as agent for the Banks (in such capacity, the "Agent").


                                    RECITAL

                 The Company, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of November 1, 1993, amended by a First Amendment to Credit Agreement dated December 23, 1994 and by a Second Amendment to Credit Agreement and Assumption Agreement dated as of March 1, 1995 (the "Credit Agreement"), and the Company has requested that the Agent and the Banks amend the Credit Agreement as set forth herein.


                                     TERMS

                 In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:


ARTICLE I.  AMENDMENTS.  The Credit Agreement shall be amended as follows:

         1.1 Section 7.2(f) is amended by deleting the period at the end of clause 7.2(f)(x) and substituting "; and" in place thereof and adding the following new Section 7.2(f)(xi) to read as follows: "(xi) The Liens described on Schedule 7.2(f) hereto, but no increase in the amount secured thereby."

         1.2     Section 7.2(k) is amended by deleting the period at the end of
Section 7.2(k)(x) and substituting "; and" in place thereof and adding the following new Section 7.2(k)(xi) to read as follows: "(xi) The Indebtedness described on Schedule 7.2(f) hereto, but no increase in the amount thereof."

         1.3 Schedule 7.2(f) attached hereto is hereby added to the Credit Agreement as Schedule 7.2(f).

ARTICLE II. REPRESENTATIONS. The Company represents and warrants to the Agent and the Banks that:

                 2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and are not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.
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                 2.2      This Amendment is the legal, valid and binding
obligations of the Company enforceable against it in accordance with its terms.

                 2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Section 6 of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                 2.4 No Event of Default or any event or condition which might become an Event of Default with notice or lapse of time, or both, exists or has occurred and is continuing on the date hereof.


ARTICLE III.  MISCELLANEOUS.

                 3.1 References in the Credit Agreement or in any Note, certificate, instrument or other document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

                 3.2 The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

                  3.3 Except as expressly amended hereby, the Company agrees that (a) the Credit Agreement, the Notes and all other documents and agreements executed by the Company in connection with the Credit Agreement in favor of the Agent or the Banks are ratified and confirmed and shall remain in full force and effect and (b) it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                 3.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective.

                 3.5 The Company represents that it is acquiring Terra Energy, Ltd., which will become a Subsidiary of the Company. Upon Terra Energy, Ltd. becoming a Subsidiary, the Company will (a) pay for the acquisition of Terra Energy, Ltd. by obtaining Subordinated Debt from CMS Enterprises Company ("Enterprises") in an amount greater than $60,000,000 but less than $65,000,000 and the Company will execute the subordinated promissory note in the form of Exhibit A hereto, and will cause Enterprises to execute the Subordination Agreement in the form of Exhibit B attached hereto, and (b) cause Terra Energy, Ltd. to execute a Joinder Agreement in the form of Exhibit C attached hereto and deliver all corporate documents and legal opinions reasonably requested by the Majority Banks in connection therewith.





THIRD AMENDMENT TO CREDIT AGREEMENT                                       PAGE 3
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                 IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written, which shall be the effective date of this Amendment.

                                            CMS NOMECO OIL & GAS CO.

                                            By:  /s/ Paul E. Geiger

                                              Its: Vice President, Secretary
                                                          and Treasurer


                                            NBD BANK, as a Bank and as Agent

                                            By:  /s/ W. Scott Bennett

                                              Its: Vice President


                                            BANK OF MONTREAL


                                            By:  /s/ Howard H. Turner

                                              Its: Director


                                            BANQUE PARIBAS


                                            By:  /s/ Charles Thompson

                                              Its: GVP


                                            ABN-AMRO BANK N.V.,
                                             CHICAGO BRANCH

                                            By:  /s/ James R. Morgan

                                              Its:  Vice President

                                            And:  /s/ Andrew K. Miller

                                              Its:  Assistant Vice President





THIRD AMENDMENT TO CREDIT AGREEMENT                                       PAGE 4
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                                   CONSENT


            Each of the undersigned Guarantors consents to the above Third Amendment and acknowledges and agrees that its Guaranty shall continue in full force and effect and that is has no set-off, counterclaim, defense or other claim or dispute thereunder.

                                            CMS NOMECO COLOMBIA OIL COMPANY


                                            By:  /s/ Paul E. Geiger

                                              Its: Vice President, Secretary
                                                           and Treasurer


                                            EXPLOTACIONES CMS NOMECO, INC.


                                            By:  /s/ Paul E. Geiger

                                              Its: Vice President, Secretary
                                                           and Treasurer


                                            CMS NOMECO INTERNATIONAL, INC.


                                            By:  Paul E. Geiger

                                              Its: Vice President, Secretary
                                                           and Treasurer





THIRD AMENDMENT TO CREDIT AGREEMENT                                       PAGE 5